Annual Meeting of Shareholders
April 16, 2013
Please refer to earnings release dated January 17, 2013
and 10-K dated February 22, 2013 for further information,
including full results reported on a U.S. GAAP basis.
Exhibit 99.1
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© Fifth Third Bank | All Rights Reserved
A strong franchise with strong momentum
Return on avg. assets Net charge-off ratio
Net income to common ($MM)
Generated highest level of net
income to common since 2005.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios continue to be strong
and grow to record levels.
Increased total payout to common
shareholders by 279% from 2011.
31%
63%
11% Vantiv
Other
2
© Fifth Third Bank | All Rights Reserved
$511 $503
$1,094
$1,541
2009 2010 2011 2012
0.64%
0.67%
1.15%
1.34%
2009 2010 2011 2012
3.20%
3.02%
1.49%
0.85%
2009 2010 2011 2012
127%
179%
157%
180%
2009 2010 2011 2012
6.99%
7.48%
9.35%
9.51%
2009 2010 2011 2012
6% 6%
23%
21%
2009 2010 2011 2012
Dividends
Share Repurchase

© Fifth Third Bank | All Rights Reserved
Strong capital position and capital generation
supports ability to return capital to shareholders
2012 total payout yield (regional peers)
Increased common stock dividend 29%
and repurchased 5% of outstanding common stock
Nearly $1 billion in capital returned
to common shareholders
$175MM
Vantiv-related
repurchases
$475MM
repurchases
$325MM
dividends
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2012
7.5%
7.4%
5.6%
5.6%
5.3%
4.8%
3.4%
2.8%
2.7%
0.7%
0.6%
0.5%
0.2%
0%
1%
2%
3%
4%
5%
6%
7%
8%
FITB CMA KEY USB HBAN WFC PNC MTB BBT STI RF COF ZION
Total payout yield equals dividend yield plus shares repurchased ($) / reported market cap at 12/31/12

© Fifth Third Bank | All Rights Reserved
Right size for the times
Dodd-Frank Act
Basel III
Size / Complexity
Volcker Rule
European exposure
Traditional banking activities
Innovation
Local market knowledge & closer to customers
Efficient business models
Stronger returns
Trillionaires
Midsized banks
The new banking landscape leaves us with four
TRILLIONAIRE and several mid-sized banks
4Q12 Top US publicly traded banks and thrifts by assets (>$50B)
2,359
2,210
1,865
1,423
354
313 305
184
173
122 121
89 83
65
56 56
JPM BAC C WFC USB COF PNC BBT STI FITB RF KEY MTB CMA HBAN ZION

FIFTH THIRD BANCORP

Core +3% CAGR; Transaction +6% CAGR

© Fifth Third Bank | All Rights Reserved
Strengthened deposit profile
and increased value proposition to customers
Deposit balances ($B)
$76.6
$86.2
Simplified deposit products
Deposit growth benefited
from focus on
full customer relationship
• Straightforward,  easy to use
accounts
• Reduced complexity
• Elimination of certain fees
• Total relationship earns
better rates and lower costs
• Compatible with Fifth Third’s
strategic direction and new
regulatory landscape
$64.1
$69.6
$78.0
$82.1
2009 2010 2011 2012
Transaction deposits Other time deposits

FIFTH THIRD BANCORP

DUO
5412 7501 2345 0967
YOUR NAME HERE

ACCESS
360°
YOUR NAME HERE

© Fifth Third Bank | All Rights Reserved
Providing customers with products and services they find valuable
New products developed by listening to the voice of the customer
Customer oriented solutions
Accessibility Choice Convenience
• Mobile app available
on iPhone, Android,
and BlackBerry
• Deposit checks, view
balances, transfer
funds, pay bills, view
alerts, and more
• 1,325 banking centers
in 12 states
• 2,415 ATMs; ~40%
upgraded with image
capture capability
• DUO: Combined credit
and debit card offers
convenience, security,
and financial flexibility
• Access 360°: Reloadable
Prepaid Card
– Add money anytime
without incurring a
"load fee“; low
monthly fee
– Use card anywhere
Debit MasterCard® is
accepted
Remote Currency Manager
• Innovative, end-to-end
remote cash management
solution
• Maximize cash flow while
boosting control over cash
handling
• ~7,000 RCM locations at
YE12; more than doubled
since 2009

© Fifth Third Bank | All Rights Reserved
Stress test results reflect lower risk of
traditional business model
*Federal Reserve projections through 4Q14 under the supervisory severely adverse scenario of the 2013 Comprehensive Capital Analysis & Review process.
Business model is strong today and under a severely stressed model
PPNR / Average assets under stress Projected loan losses / Average loans
2012 PPNR / Average assets 2012 loan losses / Average loans
Stressed results through 4Q14 under 2013 CCAR*
2012 actual performance
3.2%
2.9%
2.7%
2.3%
2.1%
1.7%
1.5%
1.5%
1.3%
1.3%
1.2%
0.6%
0%
1%
1%
2%
2%
3%
3%
4%
COF USB WFC BBT FITB PNC KEY RF STI JPM C BAC
0.7%
0.7%
0.9%
1.0%
1.1%
1.1%
1.3%
1.3%
1.3%
1.6%
1.9%
2.2%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
KEY PNC FITB USB WFC BBT JPM STI RF BAC COF C
6.7%
6.2%
4.2%
4.1%
3.3%
3.2%
3.0%
2.8%
2.6%
2.5%
2.0%
1.3%
0%
1%
2%
3%
4%
5%
6%
7%
COF USB FITB BBT WFC PNC KEY STI RF C JPM BAC
5.5%
5.8%
6.3%
6.4%
6.9%
7.1% 7.1%
7.3%
7.6%
7.7%
9.2%
13.2%
0%
2%
4%
6%
8%
10%
12%
14%
BBT PNC FITB STI BAC USB WFC KEY RF JPM C COF

© Fifth Third Bank | All Rights Reserved
Stress test results reflect lower risk of
traditional business model
Capital levels are strong today and under a severely stressed model
Tier 1 common Tier 1 leverage
Projected minimum stressed capital ratios under 2013 CCAR*
Tier 1 common Tier 1 leverage
2012 results
5%
min.
3%
min.
12.7%
11.4%
11.1%
11.1%
11.0%
10.8%
10.1%10.0%
9.6%
9.5%
9.3%
9.0%
0%
2%
4%
6%
8%
10%
12%
14%
C KEY BAC JPM COF RF WFC STI PNC FITB BBT USB
11.4%
10.4%
10.1%
9.7%
9.5%
9.2%
8.9%
8.7%
8.2%
7.5%
7.4%
7.1%
0%
2%
4%
6%
8%
10%
12%
KEY PNC FITB RF WFC USB STI COF BBT C BAC JPM
8.6%
8.2%
7.8%
7.5%
7.0%
6.9%
6.8% 6.7%
6.6%
6.0%
5.9%
5.6%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
PNC C BBT FITB RF STI KEY COF USB BAC WFC JPM
8.6%
8.0%
7.2%
7.1%
6.9%
6.9%
6.2%
6.0%
5.4%
5.2%
4.6%
4.1%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
PNC FITB USB BBT KEY STI WFC RF C COF^ BAC JPM
* Federal Reserve projections through 4Q14 under the supervisory severely adverse scenario of the 2013 Comprehensive Capital Analysis & Review process including company proposed capital actions.
^ COF not subject to market risk rule.

© Fifth Third Bank | All Rights Reserved
2012 total return
(price appreciation plus dividends)
Source: Bloomberg, 12/31/11-12/31/12
Market recognizing Fifth Third’s progress
FITB  +22%
S&P Banks Index +21%
S&P 500 Index +16%
0%
5%
10%
15%
20%
25%
30%
12/11 1/12 2/12 3/12 4/12 5/12 6/12 7/12 8/12 9/12 10/12 11/12 12/12

© Fifth Third Bank | All Rights Reserved
Well-positioned for success and leadership in new banking landscape
Key themes
Traditional
banking focus
consistent with
direction of
financial reform
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased-in Basel
III capital
standards today
Well-established
franchise in key
markets
Organic growth
success
Continued
investments to
maintain and
enhance revenue-
generation
Disciplined
expense control

© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Cautionary statement
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6)
Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which
Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)
difficulties from the separation of or the results of operations of Vantiv, LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings*
PPNR trend
•Non-GAAP measure.  See Reg. G reconciliation on pages 17 and 18.
•^ Prior quarters include similar adjustments.
^^ See Slide 16 for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build
• PPNR of $616MM up 8% from 3Q12 levels and 30% from
prior year
• Adjusted PPNR of $638MM, up 7% sequentially and 22%
year-over-year
— Including 4Q12 mortgage repurchase reserve build
of $29MM in adjustments, related to new Freddie
Mac guidance, adjusted PPNR of $667MM
PPNR reconciliation
Efficiency ratio
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Income before income taxes (U.S. GAAP) (a) $418 $603 $565 $503 $540
Add: Provision expense (U.S. GAAP) (b) 55 91 71 65 76
PPNR (a) + (b) $473 $694 $636 $568 $616
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) -      (115)    -      -      (157)
Vantiv debt refinancing -      34        -      -      -
Valuation of 2009 Visa total return swap 54        19        11        1          15
Vantiv warrant & puts (10)      (46)      (56)      16        19
Valuation of bank premises moved to HFS -      -      17        -      -
Litigation reserve additions in revenue -      -      6          -      -
Sale of certain Fifth Third funds -      -      -      (13)      -
Securities (gains) / losses (5)         (9)         (3)         (2)         (2)
In noninterest expense:
Debt extinguishment (gains) / losses -      9          -      26        134
Non-income tax related assessment resolution -      (23)      -      -      -
Sale of certain Fifth Third funds -      -      -      2          -
Termination of certain borrowing & hedging transactions -      -      -      -      -
Severance expense -      6          -      -      -
FDIC insurance expense -      -      (9)         -      -
Gain on sale of affordable housing -      -      (8)         (5)         -
Litigation reserve additions in expense 10        14        (1)         5          13
Adjusted PPNR $522 $583 $593 $598 $638
Credit-related items^^:
In noninterest income 33        14        17        14        13
In noninterest expense 44        34        40        59        68
Credit-adjusted PPNR** $599 $631 $650 $671 $719
522
583
593
598
638
33
14
17
14
13
44
34
40
59
68
$0
$100
$200
$300
$400
$500
$600
$700
$800
4Q11 1Q12 2Q12 3Q12 4Q12
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
PPNR     $473              $694              $636              $568              $616
68%
64%
65%
65%
62%
61% #
4Q11 3Q12 4Q12
Efficiency Ratio Adjusted
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.

© Fifth Third Bank | All Rights Reserved
Credit-related costs
In noninterest income ($MM)
In noninterest expense ($MM)
Actual
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Mortgage repurchase expense $18 $15 $18 $36 $44
Provision for unfunded commitments (6) (2) (1) (2) 3
Derivative valuation adjustments (5) (4) (0) (2) (2)
OREO expense 8 5 5 6 5
Other problem asset related expenses 28 19 19 21 19
Total credit-related operating expenses $44 $34 $40 $59 $68
Actual
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Gain / (loss) on sale of loans
$9 $5 $8 $2 $4
Commercial loans HFS FV adjustment (18) (1) (5) (3) (3)
Gain / (loss) on sale of OREO
properties (22) (17) (19) (11) (10)
Mortgage repurchase costs (1) (2) (2) (2) (3)
Total credit-related revenue impact ($33) ($14) ($17) ($14) ($13)
Note: Numbers may not sum due to rounding
Total credit-related costs $77 $48 $57 $73 $81
33
14
17
14
13
$0
$5
$10
$15
$20
$25
$30
$35
4Q11 1Q12 2Q12 3Q12 4Q12
44
34
40
59
68
$0
$10
$20
$30
$40
$50
$60
$70
$80
4Q11 1Q12 2Q12 3Q12 4Q12

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Income before income taxes (U.S. GAAP) $540 $503 $565 $603 $418
Add: Provision expense (U.S. GAAP) 76 65 71 91 55
Pre-provision net revenue (a) 616 568 636 694 473
Net income available to common shareholders (U.S. GAAP) 390                             354                             376                             421                             305
Add: Intangible amortization, net of tax 2                                 2                                 2                                 3                                 3
Tangible net income available to common shareholders 392                             356                             378                             424                             308
Tangible net income available to common shareholders (annualized) (b) 1,559                         1,416                         1,520                         1,705                         1,222
Average Bancorp shareholders' equity (U.S. GAAP) 13,855                       13,887                       13,628                       13,366                       13,147
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (28)                              (31)                              (34)                              (38)                              (42)
Average tangible common equity (c) 11,012                       11,041                       10,779                       10,513                       10,290
Total Bancorp shareholders' equity (U.S. GAAP) 13,716                       13,718                       13,773                       13,560                       13,201
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (27)                              (30)                              (33)                              (36)                              (40)
Tangible common equity, including unrealized gains / losses (d) 10,875                       10,873                       10,925                       10,709                       10,346
Less: Accumulated other comprehensive income / loss (375)                           (468)                           (454)                           (468)                           (470)
Tangible common equity, excluding unrealized gains / losses (e) 10,500                       10,405                       10,471                       10,241                       9,876
Total assets (U.S. GAAP) 121,894                     117,483                     117,543                     116,747                     116,967
Less:  Goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (27)                              (30)                              (33)                              (36)                              (40)
Tangible assets, including unrealized gains / losses (f) 119,451                     115,036                     115,093                     114,294                     114,510
Less: Accumulated other comprehensive income / loss, before tax (577)                           (720)                           (698)                           (720)                           (723)
Tangible assets, excluding unrealized gains / losses (g) 118,874                     114,316                     114,395                     113,574                     113,787
Common shares outstanding (h) 882                             897                             919                             920                             920
Net charge-offs (i) 147                             156                             181                             220                             239
Ratios:
Return on average tangible common equity (b) / (c) 14.1% 12.8% 14.1% 16.2% 11.9%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.83% 9.10% 9.15% 9.02% 8.68%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.10% 9.45% 9.49% 9.37% 9.04%
Tangible book value per share (d) / (h) 12.33 12.12 11.89 11.64 11.25
Pre-provision net revenue / net charge-offs (a) / (i) 419% 364% 351% 315% 198%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,718 $13,773 $13,560 $13,201
Goodwill and certain other intangibles (2,499)                        (2,504)                        (2,512)                        (2,518)                        (2,514)
Unrealized gains (375)                           (468)                           (454)                           (468)                           (470)
Qualifying trust preferred securities 810                             810                             2,248                         2,248                         2,248
Other 33                               38                               38                               38                               38
Tier I capital 11,685                       11,594                       13,093                       12,860                       12,503
Less: Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (2,248)                        (2,248)                        (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (48)                              (51)                              (51)                              (50)                              (50)
Tier I common equity (a) 10,429                       10,335                       10,396                       10,164                       9,807
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,699                     106,858                     106,398                     105,412                     104,945
Ratio:
Tier I common equity (a) / (b) 9.51% 9.67% 9.77% 9.64% 9.35%
Basel III - Estimates (Amounts in billions)
December September June
2012 2012 2012
Tier 1 common equity (Basel I) $10.4 $10.3 $10.4
Add: Adjustment related to AOCI for AFS securities 0.5                              0.5                              0.5
All other adjustments -                                -                                -
Estimated Tier 1 common equity under Basel III rules (a) $10.9 $10.8 $10.9
Estimated risk-weighted assets under Basel III rules (b) 123.7                         120.3                         119.4
Estimated Tier 1 common equity ratio under Basel III rules 8.8% 9.0% 9.2%
(a)
(b)
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed.
For the Three Months Ended
For the Three Months Ended